UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 5, 2004

Metris Master Trust, Metris Receivables, Inc. (Originator of the Metris Master Trust)
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	333-60530	41-1810301
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

10900 Wayzata Boulevard, Room 723, Minnetonka, Minnesota		55305
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	952-417-5645

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 8.01. Other Events.

On November 5, 2004, the Metris Master Trust issued its Class A Floating Rate Asset Backed Securities, Series 2004-2, its Class M Floating Rate Asset Backed Securities, Series 2004-2 and its Class B Floating Rate Asset Backed Securities, Series 2004-2.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Metris Master Trust, Metris Receivables, Inc. (Originator of the Metris Master Trust)

December 2, 2004	By:	Scott R. Fjellman

Name: Scott R. Fjellman
Title: Senior Vice President and Treasurer

Top of the Form

Exhibit Index

Exhibit No.	Description

4.1	Series 2004-2 Supplement dated as of 11/5/2004